                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               McGrath RentCorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                MCGRATH RENTCORP

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                                  May 31, 2000

     Notice is hereby given that the 2000 Annual Meeting of Shareholders of McGrath RentCorp, a California corporation, will be held at McGrath RentCorp's Corporate Headquarters located at 5700 Las Positas Road, Livermore, California 94550, on Wednesday, May 31, 2000, at 2:00 p.m., local time, for the following purposes:

         1. To elect six directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected;

         2. To approve the adoption of the McGrath RentCorp 2000 Long-Term Stock Bonus Plan;

         3. To approve the appointment of Arthur Andersen LLP as McGrath RentCorp's independent public accountants for the year ending December 31, 2000; and

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 14, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Meeting in person. However, to insure your representation at the Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the accompanying postage-prepaid envelope. Any shareholder attending the Meeting may vote in person even if he or she has returned the Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

April 25, 2000                            RANDLE F. ROSE, SECRETARY
[mcgrath logo]

                                MCGRATH RENTCORP

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of McGrath RentCorp (the "Company") to be voted at the 2000 Annual Meeting of Shareholders to be held on Wednesday, May 31, 2000, at 2:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's Corporate Headquarters located at 5700 Las Positas Road, Livermore, California 94550.

     These proxy materials were mailed on or about April 26, 2000, to all shareholders entitled to vote at the Meeting.

RECORD DATE AND OUTSTANDING SHARES

     Shareholders of record at the close of business on April 14, 2000, are entitled to notice of, and to vote at, the Meeting. At the record date, 12,303,882 shares of the Company's Common Stock were issued and outstanding. The Company has no other class of voting securities issued or outstanding.

VOTING

     In order to conduct business at the Meeting, a quorum must be established. The presence in person or by proxy of shareholders entitled to vote a majority of the Company's outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting.

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (six) multiplied by the number of shares held, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of the intention to cumulate the shareholder's votes. The proxy holders are given discretionary authority, under the terms of the Proxy, to cumulate votes represented by shares for which they are named in the Proxy. In electing directors, the candidates receiving the highest number of affirmative votes, up to the number of directors to be elected (six), shall be elected.

     Unless otherwise noted herein, each of the Company's proposals (other than the election of directors) described in this Proxy Statement requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting at the Meeting if a quorum is present. Unless otherwise instructed, each valid returned Proxy not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" Proposals No. 2 and No. 3 described in this Proxy Statement. If any other matters come before the Meeting of which the Company was not aware by March 15, 2000, the proxy holders will vote on such matters in their discretion. The Company does not anticipate, as of this date, that any matters other than as set forth in this Proxy Statement will come before the Meeting.

SOLICITATION; REVOCABILITY OF PROXIES

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of the Company's directors, officers and regular employees, without additional compensation, may also solicit proxies personally or by telephone or telegram. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES

     The shareholders elect directors of the Company annually. The Board has nominated the six persons named in the table below for election as directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected. The remaining directors may fill vacancies that may occur on the Board of Directors prior to an annual meeting of shareholders. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the Company's nominees named below, all of whom are presently directors of the Company. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected any nominee will be unable, or will decline, to serve as a director. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all Proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event, the specific nominees to be voted for under the Proxies will be determined by the proxy holders.

     The names of the nominees and certain information about them are set forth below.

   Name of Nominee     Age           Principal Occupation          Director Since
   ---------------     ---           --------------------          --------------
William J. Dawson      45     Corporate Senior Vice President,          1998
                              Business Development of McKesson
                              HBOC, Inc.

Robert C. Hood         59     Investor, retired executive               1999

Joan M. McGrath        63     Businesswoman                             1982

Robert P. McGrath      66     Chairman of the Board and Chief           1979
                              Executive Officer of the Company

Delight Saxton         54     Senior Vice President of the              1982
                              Company

Ronald H. Zech         56     Chairman of the Board, President          1989
                              and Chief Executive Officer of GATX
                              Corporation

DESCRIPTION OF NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     WILLIAM J. DAWSON was elected a director of the Company in 1998, and he serves on its Audit and Executive Compensation Committees. From 1993 through 1998, Mr. Dawson was a Managing Director of Volpe Brown Whelan, LLC, an investment banking firm, where he was responsible for corporate finance activities in the healthcare industry. In August 1998, Mr. Dawson joined McKesson HBOC, Inc., a large healthcare services company, as Corporate Senior Vice President, Business Development, with responsibility for mergers & acquisitions and venture capital investments.

     ROBERT C. HOOD was elected by the Board of Directors to fill a vacancy on the Board in December 1999. Mr. Hood serves on the Board's Audit and Executive Compensation Committees. From 1992 to 1995, Mr. Hood was Senior Vice President and Chief Financial Officer of Crowley Maritime Corporation, a shipping and transportation services company. From 1995 to 1996, Mr. Hood was Chief Operating Officer of RockShox, a manufacturer of suspension equipment for mountain bikes. From 1996 until September 1999, Mr. Hood was Executive Vice President and Chief Financial and Administrative Officer of Excite, Inc., an Internet portal company. Mr. Hood's principal occupation now is investing in new, start-up companies.

     JOAN M. MCGRATH joined the Company in 1980 and has been a director since 1982. Ms. McGrath served as a Vice President of the Company from 1982 through 1994, at which time she resigned that position. She continues to be an employee of the Company with responsibilities in training sales, supervisory and management personnel and general management.

     ROBERT P. MCGRATH is the founder of the Company. He has been a director and its Chief Executive Officer since the Company's formation in 1979, and its Chairman of the Board since 1988. He also served as the Company's President through 1994 and as its Chief Financial Officer through 1993. He is a member of the Executive Compensation Committee of the Company's Board of Directors.

     DELIGHT SAXTON has been with the Company since its inception in 1979, and a director since 1982. She served as Secretary of the Company from 1982 to 1999, its Treasurer from 1982 to 1989, its Vice President of Administration from 1989 to 1997, and its Chief Financial Officer from 1993 to 1999. She has been a

Senior Vice President of the Company since 1997. She is responsible for facility development and general management.

     RONALD H. ZECH was elected a director of the Company in 1989, and he serves on its Audit and Executive Compensation Committees. In 1994, Mr. Zech was elected President and Chief Operating Officer of GATX Corporation, a New York Stock Exchange listed company. In 1995, he was elected Chief Executive Officer of that corporation, and in 1996 was elected its Chairman of the Board. GATX is engaged in the business of providing transportation and distribution equipment and related services. Mr. Zech also serves on the Board of Directors of The PMI Group, Inc., a New York Stock Exchange listed company engaged in the business of providing private mortgage insurance.

BOARD MEETINGS

     The Board of Directors of the Company held four meetings and took corporate action by unanimous written consent another six times during the year ended December 31, 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee consisting of Directors William J. Dawson, Robert C. Hood and Ronald H. Zech. The Audit Committee exercises the following powers: (1) nominates the independent auditors of the Company to be approved by the Board of Directors; (2) meets with the independent auditors to review the annual audit; (3) assists the full Board in evaluating the auditors' performance; and (4) reviews internal control procedures, related party transactions and, where appropriate, potential conflict of interest situations. The Audit Committee met twice during 1999.

     The Board of Directors also has a four-member Executive Compensation Committee consisting of Directors William J. Dawson, Robert C. Hood, Robert P. McGrath and Ronald H. Zech. The Executive Compensation Committee establishes the general compensation policies of the Company for its executive officers and sets the actual compensation plans and specific compensation levels for the individual officers. The Executive Compensation Committee held one meeting during 1999.

COMPENSATION OF DIRECTORS

     Each director who is not also an officer or employee of the Company was compensated for his services as a director at the rate of $11,000 per annum plus an additional fee of $600 per meeting for attendance at the meetings of the Board of Directors or one of its Committees (in the event a Committee meeting is held in conjunction with a Board meeting, only one $600 fee is paid to the director). Mr. Zech and Mr. Dawson each received $13,400 for their services as directors of the Company during 1999. Mr. Hood, who became a director of the Company during 1999, received $1,333 for his services as a director of the Company during 1999. Effective January 1, 2000, directors who are not also officers or employees of the Company will be compensated for his or her services as a director at the rate of $16,000 per annum plus an additional fee of $750 per meeting for attendance at the meetings of the Board of Directors or one of the committees (in the event a Committee meeting is held in conjunction with a Board meeting, only one $750 fee is paid to the director). All directors, including those who are officers or employees of the Company, are reimbursed for expenses incurred in connection with attending Board or Committee meetings.

     In addition to cash compensation, the three outside directors of the Company during 1999 (Messrs. Dawson, Hood and Zech) each received a non-qualified stock option under the Company's 1998 Stock

Option Plan for the purchase of 4,000 shares of the Company's common stock at an exercise price of $18.25 per share. In addition to his 4,000 share stock option, Mr. Hood received another 6,000 share option, also at an exercise price of $18.25 per share. See "Executive Officers of the Company -- 1998 Stock Option Plan" below.

                    PROPOSAL NO. 2: APPROVAL OF THE MCGRATH
                    RENTCORP 2000 LONG-TERM STOCK BONUS PLAN

     In 1991, the Board of Directors and the shareholders of the Company adopted a Long-Term Stock Bonus Plan (the "First Plan") under which 400,000 shares of the Company's Common Stock were reserved for bonuses to be granted to officers and other key employees of the Company. Under the First Plan, a total of 198,559 shares of the Company's Common Stock have been earned, and there are Stock Bonus Agreements still outstanding under which an additional 35,838 shares of the Company's Common Stock could be awarded if the Company meets established performance goals over three-year periods ending December 31, 2000 and 2001. By its terms, the First Plan has terminated, and the Company may not enter into any further Stock Bonus Agreements under the First Plan.

     The Board of Directors of the Company has now adopted the McGrath RentCorp 2000 Long-Term Stock Bonus Plan (the "New Plan") to replace the First Plan, under which another 400,000 shares of the Company's Common Stock are to be reserved for bonuses to be granted to officers and other key employees to provide incentives for high levels of performance and unusual efforts to improve the financial performance of the Company.

     The Board of Directors of the Company will administer the New Plan. The stock bonuses to be granted under the New Plan will be evinced by written Stock Bonus Agreements that will provide the right to receive the bonus shares based upon achieving specified goals over a set performance period. The number of shares to be granted to a particular participant will be a function of various factors such as the participant's salary, the market value of the Company's Common Stock, the performance realized by the Company over a period of time, and/or such other criteria as may be determined by the Board of Directors for any particular stock bonus grant. Once a participant has earned bonus shares at the end of the performance period under his or her Stock Bonus Agreement, some portion of those shares will remain subject to forfeiture and return to the Company in the event of termination of the participant's employment with the Company, with the participant's rights to the shares vesting periodically as he or she continues to be employed with the Company.

     The New Plan is effective retroactive as of January 1, 2000, but is subject to approval by the Company's shareholders on or before December 31, 2000. No stock bonuses have been granted yet under the New Plan. The Board of Directors may suspend, amend or terminate the New Plan at any time. By its terms, the New Plan will terminate on December 31, 2009, and no Stock Bonus Agreements may be granted under it thereafter; but such termination will not affect any Stock Bonus Agreements theretofore entered into under the New Plan.

     A copy of the McGrath RentCorp 2000 Long-Term Stock Bonus Plan is attached hereto as Appendix A.

     Please see "Compensation of Officers and Directors -- Long-Term Stock Bonus Plan" below for information concerning the First Plan and Stock Bonus Agreements that have already been granted under the First Plan.

     The Board of Directors believes that this New Plan is in the best interests of the shareholders of the Company and recommends a vote "FOR" approval of the McGrath RentCorp 2000 Long-Term Stock Bonus Plan.

                  PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company, with the approval of its Audit Committee, has appointed Arthur Andersen LLP to audit the books and records of the Company for the year ending December 31, 2000. A resolution will be offered at the Meeting to approve the appointment of Arthur Andersen LLP as the Company's independent public accountants.

     Representatives of the accounting firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" such proposal. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information regarding the executive officers of the Company.

          Name            Age             Position Held with the Company
          ----            ---             ------------------------------
Robert P. McGrath         66    Chairman of the Board and Chief Executive Officer

Dennis C. Kakures         43    President and Chief Operating Officer

Delight Saxton            54    Senior Vice President

Thomas J. Sauer           43    Vice President and Chief Financial Officer

Scott A. Alexander        39    Vice President

Thomas L. Sanders         56    Vice President

Randle F. Rose            42    Vice President of Administration and Secretary

     Robert P. McGrath and Delight Saxton are also directors of the Company and descriptions of them appear under "Proposal No. 1: Election of Directors -- Description of Nominees for Election to the Board of Directors" above.

     DENNIS C. KAKURES joined the Company in 1982 as Sales and Operations Manager of the Company's Northern California office. He became a Vice President of the Company in 1987, Chief Operating Officer in 1989, Executive Vice President in 1993, and President in 1995.

     THOMAS J. SAUER joined the Company in 1983 as its Accounting Manager, served as its Controller from 1987 to March 1999, became Treasurer in 1989, a Vice President in 1995, and Chief Financial Officer in 1999. Mr. Sauer is responsible for accounting, financial reporting, corporate taxes, and the Company's relationships with its bankers and auditors.

     SCOTT A. ALEXANDER joined the Company in 1982 as a sales representative, became a Branch Manager in 1990, and a Vice President in 1997. Mr. Alexander is responsible for the Northern California branch facility and for sales and marketing of the Mobile Modular Division.

     THOMAS L. SANDERS joined the Company in 1990 as a Branch Manager, and became a Vice President in 1997. Mr. Sanders is responsible for the Southern California branch facility and for the inventory center operations of the Mobile Modular Division.

     RANDLE F. ROSE joined the Company in 1997 as its Vice President of Administration, and was elected Secretary of the Company in 1999. Mr. Rose is responsible for administration of human resources, risk management, MIS, real estate and facilities. For the three years prior to joining the Company, Mr. Rose was Vice President, Finance of Ardenbrook, Inc., a real estate company.

     Each executive officer of the Company serves at the pleasure of the Board of Directors.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's other four most highly compensated executive officers for services rendered in all capacities to the Company for each of the last three years.

                                   Annual Compensation     Long-Term Compensation
        Name and                   -------------------     ----------------------      All Other
   Principal Position      Year     Salary      Bonus      Awards(1)    Payout(2)   Compensation(3)
   ------------------      ----     ------      -----      ---------    ---------   ---------------
Robert P. McGrath          1999    $385,000    $111,024          --           --        $12,579
  Chairman and Chief       1998     370,440     130,225          --           --         13,274
  Executive Officer        1997     352,800     246,960          --           --         14,063

Dennis C. Kakures          1999     250,000      70,481    $ 55,388     $268,864         12,579
  President and Chief      1998     221,760      72,598      89,166      193,111         13,274
  Operating Officer        1997     201,600     141,120     112,137       80,974         14,063

Thomas J. Sauer            1999     165,000      35,560      36,155      172,547         12,579
  Vice President and       1998     144,718      38,130      58,190      124,013         13,274
  Chief Financial Officer  1997     131,565      73,676      68,404       55,653         14,063

Scott A. Alexander         1999     133,000      22,085          --           --         12,579
  Vice President           1998     125,000      48,061          --           --         13,274
                           1997     120,625      57,266          --           --         14,063

Thomas L. Sanders          1999     133,000      21,973          --           --         12,579
  Vice President           1998     125,000      46,659          --           --         13,274
                           1997     113,333      53,946          --           --         11,866

------------
    (1) Upon an award of stock bonus shares under the Company's Long Term Stock Bonus Plan, 20% of such shares are vested in the participant and the remaining 80% vest over the next four years contingent upon the participant remaining in the employ of the Company. See "Long Term Stock Bonus Plan" below. The figures shown in the column designated "Awards" are the values of the vested 20% shares of the Company's Common Stock earned by the executive officers under the Plan, calculated based on the market value of the Common Stock as of the end of the respective years. Dividends are paid to the officer with respect to shares earned by him, whether or not vested. As the unvested shares subsequently vest, their values are shown in the column designated "Payout."

    (2) The figures shown in the column designated "Payout" are the values of the shares of the Company's Common Stock previously earned by the executive officers under the Company's Long-Term Stock Bonus Plan in a prior year which vested during the year shown. The values are calculated based on the market value of the Common Stock as of the end of the year in which it was originally earned.

    (3) The figures shown in the column designated "All Other Compensation" represent the executive officer's share of the allocation of the Company's contribution to the Company's Employee Stock Ownership Plan for 1999, and his share of any re-allocations of forfeited benefits in 1999 (see "Employee Stock Ownership Plan" below).

EMPLOYEE STOCK OWNERSHIP PLAN

     The Company's Employee Stock Ownership Plan ("ESOP") is intended to qualify as an employee stock ownership plan as defined in Section 4975(e)(7) of the Internal Revenue Code, and as a stock bonus plan under Section 401(a) of the Internal Revenue Code. The Company created a trust under the ESOP to hold plan assets, with Union Bank of California, N.A. acting as trustee. The Company may amend or terminate the ESOP at any time. All assets acquired by the trust are administered by a Plan Committee composed of Nanci Clifton, Edward Diaz, Brian Jensen, Thomas J. Sauer, Delight Saxton and Sandy Waggoner (all Company employees) for the exclusive benefit of employees who are participants in the ESOP and their designated beneficiaries.

     Employees, who are 21 years or older, are entitled to participate in the ESOP when they have completed one year of service to the Company by June 30 of any year. As of December 31, 1999, 184 employees of the Company were participants in the ESOP. Allocations to each eligible participant's trust account are made each year from Company contributions, trust income or loss and re-allocations of forfeited ESOP benefits if the participant remains employed throughout the year and has worked a minimum number of hours or his employment has terminated due to death or retirement (as that term is defined in the ESOP) during that year. Allocations are made based upon each participant's compensation from the Company and time employed by the Company. As provided by law, a participant's interest in the ESOP becomes 20% vested after three years of service and will continue to vest at 20% per year thereafter until it is fully vested after the seventh year or upon death or total disability. The vesting schedule will be accelerated and the Company's contributions and ESOP allocations will be modified if the ESOP becomes a "top heavy plan" under federal tax laws.

     In general, Company contributions are immediately tax deductible by the Company, but participants do not recognize income for tax purposes until distributions are made to them. The Company's Board of Directors determines the amount of Company contributions to the ESOP in cash, Company stock or other property each year with consideration for federal tax laws. The Company's Board of Directors has authorized a $750,000 cash contribution to the ESOP for the 1999 plan year, and the Company had made an aggregate of $3,450,000 cash contributions for the five prior years. Employees may not make contributions to the ESOP. Contributions in cash are used to purchase Company stock; however, other investments may be made and loans may be incurred by the ESOP for the purchase of Company stock.

     The Plan Committee has determined that cash dividends paid by the Company on shares of the Company's Common Stock held by the ESOP shall be paid out to the participants. The Plan Committee has the right to revoke this decision at any time.

1987 INCENTIVE STOCK OPTION PLAN

     The Company has a 1987 Incentive Stock Option Plan (the "1987 Plan") under which options have been granted to key employees of the Company for the purchase of its Common Stock. Options granted under the 1987 Plan are intended to qualify as incentive stock options as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended. The 1987 Plan authorized the issuance of an aggregate of 2,000,000 shares of the Company's Common Stock under options. As of April 14, 2000, options for an aggregate of 852,000 shares had been granted to 28 key employees at exercise prices ranging between $3.06 and $10.75 per share; and of such options granted, options have been exercised for the purchase of 587,030 shares, options for 54,198 shares have been terminated, and options for 210,772 shares remain outstanding. No options were granted under the 1987 Plan during 1999 to any of the Company's executive officers listed in the "Summary Compensation Table" above. The 1987 Plan is now terminated by its terms, and no further options will be granted under it; however, the options held by key employees for 210,772 shares still outstanding remain exercisable in accordance with the terms of those options. The following table sets forth certain information with respect to options held by one of the Company's officers during 1999. With the exception of the information set forth below, none of the Company's executive officers listed in the "Summary Compensation Table" above exercised or held an option during 1999 under the 1987 Plan.

                                                              Number of Shares           Value of Unexercised
                                                           Underlying Unexercised        In-the-Money Options
                       Shares Acquired       Value           Options at Year End              at Year End
        Name             on Exercise        Realized      Exercisable/Unexercisable    Exercisable/Unexercisable
        ----           ---------------    ------------    -------------------------    -------------------------
Thomas L. Sanders          85,500           $946,759            2,750/10,250               $29,047/$108,266

1998 STOCK OPTION PLAN

     The Company has a 1998 Stock Option Plan (the "1998 Plan") that authorizes the issuance of an aggregate of 2,000,000 shares of the Company's Common Stock under options to officers, key employees, directors and other persons who provide valuable services to the Company or its subsidiaries. Options granted under the 1998 Plan may be either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or options which are not incentive stock options ("non-qualified options"). As of April 14, 2000, options for an aggregate of 297,500 shares have been granted to 46 key employees at exercise prices ranging between $18.25 and $20.81 per share; and of such options granted, no options have been exercised, options for 51,550 have been terminated, and options for 245,950 shares remain outstanding. In addition to these options to key employees, options for an aggregate 48,000 shares have been granted to outside directors of the Company at exercise prices ranging between $18.25 and $21.69 per share; and of such options granted, no options have been exercised, options for 10,000 shares have been terminated, and options for 38,000 remain outstanding. No options have been granted under the 1998 Plan to any of the Company's executive officers listed in the "Summary Compensation Table" above.

LONG-TERM STOCK BONUS PLAN

     The Company's Long-Term Stock Bonus Plan (the "First Plan") reserved 400,000 shares of the Company's Common Stock for bonuses to be granted to officers and other key employees to provide incentives for high levels of performance and unusual efforts to improve the financial performance of the Company. Stock Bonus Agreements have been entered into with Dennis C. Kakures, the Company's President and Chief Operating Officer, and Thomas J. Sauer, the Company's Vice President and Chief Financial Officer. To date, Messrs. Kakures and Sauer are the only persons who have received Stock Bonus Agreements. Each Agreement provided for a stock bonus to the officer dependent upon the return on equity realized for the Company's shareholders over a three-year period, with the right to receive any stock bonus earned being subject to vesting over a four-year period contingent upon the officer remaining in the employ of the Company. Messrs. Kakures and Sauer were awarded stock bonuses based upon the Company's performance over the three-year period ended December 31, 1999. The following table sets forth certain information with respect to the stock bonuses awarded. The "Values" in the table are calculated based on the market value of the shares of Common Stock as of December 31, 1999.

                                   As of 12/31/99              Will Vest at December 31,
                                 -------------------    ----------------------------------------
        Name                      Earned     Vested      1999       2000       2001       2002
        ----                     --------    -------    -------    -------    -------    -------
Dennis C. Kakures      Shares      15,825      3,165      3,165      3,165      3,165      3,165
                       Value     $276,938    $55,388    $55,388    $55,388    $55,388    $55,388
Thomas J. Sauer        Shares      10,326      2,066      2,065      2,065      2,065      2,065
                       Value     $180,705    $36,155    $36,138    $36,138    $36,138    $36,138

     The Company has entered into further Stock Bonus Agreements with both Mr. Kakures and Mr. Sauer, under which a maximum aggregate of 35,838 shares in additional stock bonuses could be awarded if the Company's performance goals over the successive three-year periods ending December 31, 2000 and 2001 are met.

     The First Plan terminated on December 31, 1999, and the Company may enter into no further Stock Bonus Agreements under the First Plan. For this reason, the Board of Directors has adopted the McGrath RentCorp 2000 Long-Term Stock Bonus Plan (the "New Plan"), and it is submitting it to the shareholders for their approval. See "Proposal No. 2" above.

REPORT BY THE EXECUTIVE COMPENSATION COMMITTEE

     The Company has a four-member Executive Compensation Committee, consisting of its three outside directors, William J. Dawson, Robert C. Hood and Ronald H. Zech, as well as its Chairman of the Board and Chief Executive Officer, Robert
P. McGrath. The Committee establishes the general compensation policies of the Company for its executive officers and sets the actual compensation plans and specific compensation levels for the individual officers.

     COMPENSATION PHILOSOPHY - The Company's executive compensation philosophy is to pay for performance. The Executive Compensation Committee believes executive compensation should reflect the executive's, as well as the Company's, current and long-term performance, and any management compensation program should be structured to attract, motivate and retain qualified personnel by providing attractive compensation incentives consistent with Company performance. The executive compensation program is intended to provide an overall level of compensation opportunity that the Committee believes, based upon its own judgment and experience and upon periodic studies by independent executive compensation consultants, is competitive with other, comparable companies. The Committee also believes management should have significant equity participation through the ownership of Common Stock of the Company so as to align the interests of executives with those of the Company's other shareholders in an effort to achieve long-term shareholder returns.

     COMPONENTS OF EXECUTIVE COMPENSATION - In addition to the return executives receive along with other shareholders through their individual ownership of shares of the Company's Common Stock, there are currently three components of executive compensation: base salary, annual cash incentive bonus, and long-term stock ownership incentives.

        Base Salaries - The Executive Compensation Committee establishes the base salaries of each of the Company's executive officers after considering a variety of factors including the executive's level of responsibility and individual performance, the executive's contributions to the success of the Company, internal equities among the salaries of other officers and key personnel of the Company, the salaries of executive officers in similar positions in comparable companies, and the Company's financial performance.

        Annual Cash Incentive Bonuses - The Executive Compensation Committee has divided the executive officers into four groups for purposes of providing cash incentive bonuses: the Chief Executive Officer, the next two highest compensated officers, the next two highest compensated officers thereafter, and the remainder of the Company's executive officers.

           The Executive Compensation Committee adopted a formula in early 1999 for calculating a cash incentive bonus for the Company's Chief Executive Officer for 1999 based solely upon the Company achieving certain levels of pre-tax profit for the year, with him being eligible to receive a bonus ranging from zero up to a maximum of 70% of his base salary. See "Chief Executive Officer's Compensation" below.

           At the same time, the Executive Compensation Committee adopted a formula for calculating cash incentive bonuses for the next two highest compensated executive officers of the Company (Mr. Kakures and Mr. Sauer) based upon a combination of the level of the Company's pre-tax profit for the year (75%) and the extent to which each executive officer achieves his or her own individual performance goals as determined by the Chief Executive Officer (25%). Mr. Kakures was eligible to receive a bonus ranging from zero up to a maximum of 70% of his base salary, while Mr. Sauer was eligible to receive a bonus ranging from zero up to a maximum of 56% of his base salary. The aggregate cash incentive bonuses earned by these two executive officers under this program for 1999 was 25.6% of their aggregate base salaries.

           The Executive Compensation Committee had also directed the Chief Executive Officer and the President and Chief Operating Officer of the Company to determine jointly at the end of 1999 the amount of incentive bonuses which should be paid for that year to the next two highest compensated executive officers of the Company (Mr. Alexander and Mr. Sanders) based upon the extent to which each achieved his own individual performance goals. These two officers were eligible to receive bonuses ranging from zero to a maximum of 36% of their base salaries. The aggregate cash incentive bonuses awarded to these two executive officers for 1999 was 16.6% of their aggregate base salaries.

        Long-Term Stock Ownership Incentives - The Company has two long-term stock ownership incentive programs for its executives and other key personnel: the Long-Term Stock Bonus Plan and the 1998 Stock Option Plan.

           Through 1998, the Company's Long-Term Stock Bonus Plan Committee had determined the grant of stock bonuses under the Company's Long-Term Stock Bonus Plan. In 1999, the Long-Term Stock Bonus Plan Committee was abolished and its functions were taken over by the Board of Directors itself. The Executive Compensation Committee may make recommendations with respect to the granting of stock bonuses under the Plan to executive officers. The Long-Term Stock Bonus Plan has been used to reward the achievement of pre-set, long-term financial goals; and the bonuses of stock have been awarded for achieving pre-set goals with respect to the return on equity realized by the Company over successive three-year periods. See "Long-Term Stock Bonus Plan" above.

           By the terms of the Company's 1998 Stock Option Plan, the Company's Board of Directors determines the grant of stock options. The Executive Compensation Committee may make recommendations to the Board of Directors with respect to the granting of stock options under the 1998 Plan to executive officers. The Board has granted stock options from time to time to executive officers and other key personnel of the Company under the 1998 Plan and earlier option plans because the Board believed such grants would be an effective part of the particular executive officer's overall compensation package and that an increase in his or her equity participation in the Company would be appropriate.

     CHIEF EXECUTIVE OFFICER'S COMPENSATION - Throughout 1999, Robert P. McGrath was the Chief Executive Officer of the Company, as well as the Chairman of its Board of Directors. Mr. McGrath was the founder of the Company, and he still owns a significant percentage of its Common Stock (see "Security Ownership of Management and Principal Shareholders" below).

        Base Salary - After a review in early 1999 of Mr. McGrath's level of responsibility, performance and contributions to the Company's success, the Executive Compensation Committee raised Mr. McGrath's base salary to $385,000.

        Annual Cash Incentive Bonus - Mr. McGrath earned a cash incentive bonus of $111,024 for 1999 (28.8% of his base salary). This bonus was calculated as a function of the extent to which the Company achieved its goal for pre-tax profits in 1999 in accordance with the formula, which had been established by the Executive Compensation Committee early in that year.

        Long-Term Stock Ownership Incentives - Mr. McGrath did not participate in any of the various long-term stock ownership incentive plans offered by the Company to its officers and employees (except that, as an employee, he has participated in the Company's Employee Stock Ownership Plan ("ESOP") on the same basis as other employees).

                                        Executive Compensation Committee:

                                        William J. Dawson      Robert C. Hood
                                        Robert P. McGrath      Ronald H. Zech

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     No member of the Company's Executive Compensation Committee has a compensation committee interlocking relationship (as defined by the Securities and Exchange Commission). One member of the Committee, Robert P. McGrath, is an employee and officer of the Company, and he has participated in deliberations of the Committee concerning executive officer compensation.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the Company's stock price since December 31, 1994 against (1) the S&P 500 Index and (2) the composite prices of the companies listed by Value Line, Inc. in its Industrial/Business Services Industries Group ("Peer Group"), and (3) the Russell 2000 Index.

                                          MCGRATH RENTCORP          S & P 500             RUSSELL 2000       INDUSTRIAL SERVICES
                                          ----------------          ---------             ------------       -------------------
1994                                           100.00                 100.00                 100.00                 100.00
1995                                           114.94                 137.50                 128.44                 152.00
1996                                           159.74                 169.47                 149.55                 225.45
1997                                           308.81                 226.03                 182.75                 324.41
1998                                           282.66                 290.22                 177.76                 254.51
1999                                           230.15                 349.08                 209.46                 373.82

The graph assumes an investment of $100 on December 31, 1994 and monthly reinvestment of dividends thereafter, and is based upon information provided to the Company by Value Line, Inc.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, each of the directors, the chief executive officer and the other four most highly compensated officers of the Company, and all officers and directors as a group as of April 14, 2000. The table is presented in accordance with the rules of the Securities and Exchange Commission and, accordingly, in several instances beneficial ownership of the same shares is attributed to more than one person.

                                                      Beneficial Ownership
                                                    -------------------------
                                                    Number of   Percentage of
                       Name                          Shares      Outstanding
                       ----                         ---------   -------------
Robert P. and Joan M. McGrath(1, 2)...............  2,292,140       18.6%
  McGrath RentCorp
  5700 Las Positas Road
  Livermore, CA 94550
T. Rowe Price Associates, Inc.(3).................  2,041,000       16.6%
  100 E. Pratt Street
  Baltimore, MD 21202
Lord, Abbett & Co.................................    751,535        6.1%
  90 Hudson Street
  Jersey City, NJ 07372
Dimensional Fund Advisors, Inc....................    641,000        5.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Dennis C. Kakures(2, 4)...........................    360,000        2.9%
Delight Saxton(2).................................    339,832        2.8%
Thomas J. Sauer(2, 4).............................    283,471        2.3%
Scott A. Alexander(2).............................    204,872        1.7%
Thomas L. Sanders(2, 5)...........................     20,963        0.2%
Ronald H. Zech(5).................................     14,000        0.1%
William J. Dawson(5)..............................      5,500        0.0%
Robert C. Hood....................................          0        0.0%
All Executive Officers and Directors as a group
  (11 persons)(1, 2, 4, 5)........................  3,529,919       28.6%

------------
    (1) Includes 399,006 shares held by two organizations controlled by Mr. and Mrs. McGrath; however, they disclaim any beneficial interest in such shares.

    (2) Includes the shares held by the McGrath RentCorp Employee Stock Ownership Plan for benefit of the named individual. The number of shares included is 53,748 shares for Mr. McGrath, 30,636 shares for Ms. McGrath, 46,552 shares for Mr. Kakures, 40,832 shares for Ms. Saxton, 34,611 shares for Mr. Sauer, 38,870 shares for Mr. Alexander, 8,463 shares for Mr. Sanders, and 253,853 shares for all executive officers and directors as a group. These shares are included because beneficiaries under the Plan hold sole voting power over the shares (whether or not rights to the shares have vested).

    (3) These securities are owned by various individual and institutional investors, including T. Rowe Price Small Cap Value Fund, Inc. that owns 1,298,000 shares, for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

    (4) Includes unvested shares issued to the named individual under the McGrath RentCorp Long-Term Stock Bonus Plan, which shares are subject to return to the Company under certain circumstances. The number of shares included is 37,301 shares for Mr. Kakures, 24,044 shares for Mr. Sauer, and 61,345 shares for all executive officers as a group.

    (5) Includes 22,250 shares, which are the portions of outstanding stock options held by two officers and two directors that will be exercisable over the next 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPLIANCE WITH SEC. 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the Board of Directors, the executive officers of the Company, and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of sec. 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of the sec. 16(a) reports the Company received from such persons during or with respect to 1999, and (ii) written representations received from all such persons that no annual Form 5 reports were required to be filed by them with respect to 1999, the Company believes that all reporting requirements under sec. 16(a) for 1999 and prior years were met in a timely manner by its directors, executive officers and greater than 10% shareholders.

INDEMNIFICATION AGREEMENTS

     The Company has entered into Indemnification Agreements with each of its directors and executive officers. These Agreements require the Company to indemnify its officers or directors against expenses and, in certain cases, judgment, settlement or other payments incurred by the officer or director in suits brought by the Company, derivative actions brought by shareholders and suits brought by other third parties. Indemnification has been granted under these Agreements to the fullest extent permitted under California law in situations where the officer or director is made, or threatened to be made, a party to the legal proceeding because of his or her service to the Company.

CONTROL

     By virtue of their positions in the Company and ownership of the Company's Common Stock, Robert P. McGrath and Joan M. McGrath may be deemed "control persons" of the Company as that term is defined under the Securities Act of 1933, as amended.

FAMILY RELATIONSHIPS

     There are no family relationships between any director or executive officer of the Company except that Robert P. McGrath and Joan M. McGrath are husband and wife.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented at the Company's 2001 Annual Meeting must be received by the Company no later than January 2, 2001, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

Dated: April 25, 2000                          THE BOARD OF DIRECTORS

                                    APPENDIX

                                MCGRATH RENTCORP

                        2000 Long-Term Stock Bonus Plan

                      1.  PURPOSE OF PLAN; ADMINISTRATION

      1.1 PURPOSE. The intent and purpose of this 2000 Long-Term Stock Bonus Plan (the "Plan") is to strengthen McGrath RentCorp, a California corporation, by providing a means to attract and retain competent personnel and to provide to participating officers and other key employees added incentive for high levels of performance and for unusual efforts to improve the financial performance of McGrath RentCorp. These purposes may be achieved through the grant of bonuses consisting of shares of Common Stock of McGrath RentCorp to participating officers and key employees.

      1.2 ADMINISTRATION. This Plan shall be administered by the Board of Directors of McGrath RentCorp (the "Board"). Any action of the Board with respect to the administration of the Plan shall be taken pursuant to majority vote, or by the written consent of all of its members. Subject to the express provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to define the terms used herein, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board on the foregoing matters shall be conclusive. Subject to the express provisions of the Plan, the Board shall determine from the eligible class the individuals who shall receive stock bonus grants, and the terms and provisions of such stock bonus grants (which need not be identical). No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction thereunder.

      1.3 PARTICIPATION. Only officers and other key employees of McGrath RentCorp, or of any subsidiary of McGrath RentCorp, shall be eligible for selection to participate in the Plan upon approval by the Board. No member of the Board shall be eligible to participate in the Plan as long as he or she is a Director. An individual who has been granted a stock bonus (a "Participant") may, if otherwise eligible, be granted additional stock bonuses if the Board shall so determine.

      1.4     STOCK SUBJECT TO THE PLAN. Subject to the adjustments provided in
Section 2.1 below, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock of McGrath RentCorp. The aggregate amount of Common Stock to be issued under this Plan shall not exceed four hundred thousand (400,000) shares, subject to adjustment as set forth in Section 2.1.1 below. If any shares which are the subject of a stock bonus grant shall be unearned, or shall be forfeited and returned to McGrath RentCorp pursuant to the terms of the applicable Stock Bonus Agreement, such shares shall again be available for future grants under this Plan.

      1.5 STOCK BONUS AGREEMENT. All stock bonuses granted hereunder shall be evidenced by a written Stock Bonus Agreement, which Agreement shall incorporate the following terms:

             1.5.1 Term of Stock Bonus Agreement. Each stock bonus granted under this Plan shall be based upon a performance period to be determined by the Board.

                                  - Appendix 1-

             1.5.2 Number of Shares Granted. The number of shares granted to a Participant shall be a function of the Participant's salary at the beginning of the performance period, the market value of McGrath RentCorp's Common Stock at the beginning of the performance period, and the return on equity realized by McGrath RentCorp for its shareholders over the performance period, and/or such other criteria as may be determined by the Board for any particular stock bonus grants (which need not be identical).

             1.5.3 Vesting of Bonus Shares; Forfeiture on Termination of Employment. Once a Participant has earned bonus shares at the end of the performance period, those shares shall be subject to forfeiture and return to McGrath RentCorp upon termination of the Participant's employment with McGrath RentCorp for any reason whatsoever, with the risk of forfeiture lapsing over a period of continued employment.

             1.5.4 Other Terms and Provisions of Stock Bonus Agreement. The Stock Bonus Agreements under the Plan may contain such other terms and conditions as the Board may direct, and such other terms and conditions as the officers of McGrath RentCorp shall deem to be in the best interests of McGrath RentCorp which are not inconsistent with the terms of this Plan or those approved by the Board of Directors.

                              2. OTHER PROVISIONS

      2.1     ADJUSTMENTS.

             2.1.1 Changes in Capitalization. Subject to any action by the shareholders required by law, the number of shares of Common Stock covered by this Plan and any outstanding Stock Bonus Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of McGrath RentCorp resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares effected without receipt of consideration by McGrath RentCorp (for this purpose, issuance of shares upon conversion of convertible securities shall be deemed to be an issuance for which McGrath RentCorp receives consideration).

             2.1.2 Successor Corporations. The successor corporation in any merger or consolidation of McGrath RentCorp shall be required to assume the obligations under then outstanding Stock Bonus Agreements under this Plan. Should McGrath RentCorp sell all or substantially all of its assets in a transaction wherein the employees of McGrath RentCorp continue to be employed by the purchasing corporation, such purchasing corporation shall likewise be required to assume the obligations then outstanding under Stock Bonus Agreements under this Plan.

             2.1.3 Adjustments by Board. Adjustments shall be made by the Board, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment.

      2.2 NO RIGHT OF EMPLOYMENT. Nothing contained in this Plan (or any Stock Bonus Agreement pursuant to this Plan) shall confer upon any employee any right to continue in the employ of McGrath RentCorp (or its subsidiaries) or interfere in any way with the right of McGrath RentCorp (or its subsidiaries) to reduce such Participant's compensation or to terminate such Participant's employment with McGrath RentCorp or its subsidiaries.

      2.3 NON-TRANSFERABILITY. The rights granted to a Participant to receive shares of McGrath RentCorp Common Stock under certain circumstances shall be non-transferable by the Participant other than by will or the laws of descent and distribution. McGrath RentCorp shall not be liable for the debts, contracts

                                  - Appendix 2-
or engagements of any Participant or his or her beneficiaries, and rights under any Stock Bonus Agreement may not be taken in execution or by attachment or garnishment, or by any other legal or equitable proceeding; nor shall the Participant or his or her beneficiaries have any right to assign, pledge or hypothecate any rights or benefits under such Agreements.

      2.4     AMENDMENT, EFFECTIVE DATE, TERMINATION.

             2.4.1 Amendment. The Board may at any time suspend, amend or terminate this Plan.

             2.4.2 Effective Date of the Plan. This Plan shall be effective, retroactive as of January 1, 2000, and shall be submitted to the shareholders of McGrath RentCorp for approval by a vote of a majority of McGrath RentCorp's outstanding capital stock entitled to vote thereon on or before December 31, 2000, and before any shares of McGrath RentCorp Common Stock shall be issued under this Plan.

             2.4.3 Termination of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on December 31, 2009, and no Stock Bonus Agreements shall be granted under it thereafter; but such termination shall not affect any Stock Bonus Agreements theretofore entered into under the provisions of this Plan.

                                                                  March 23, 2000

                                  - Appendix 3-

                                MCGRATH RENTCORP
                                     PROXY

THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 31, 2000 AT 2:00 P.M., LOCAL TIME, AT THE MCGRATH RENTCORP CORPORATE HEADQUARTERS LOCATED AT 5700 LAS POSITAS ROAD, LIVERMORE, CALIFORNIA 94550.

The undersigned hereby constitutes and appoints Robert P. McGrath and Randle F. Rose, or each of them, with full power of substitution and revocation, attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of McGrath RentCorp or any adjournments thereof, and to vote, including the right to cumulate votes (if cumulative voting is required), the shares of Common Stock of McGrath RentCorp registered in the name of the undersigned on the record date for the Meeting.

PROPOSAL NO. 1: Election of Directors:
FOR the election of William J. Dawson, Robert C. Hood, Joan M. McGrath, Robert
P. McGrath, Delight Saxton and Ronald H. Zech as directors (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME);

or

TO WITHHOLD AUTHORITY to vote for any of the nominees for director listed above.

PROPOSAL NO. 2: Approval of the adoption of the McGrath RentCorp 2000 Long-Term Stock Bonus Plan.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

PROPOSAL NO. 3: Approval of the appointment of Arthur Andersen LLP as McGrath RentCorp's independent public accountants for the year ending December 31, 2000.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

The Board of Directors recommends a vote FOR the nominees named above and FOR Proposals No. 2 and No. 3. The shares represented by this Proxy will be voted as directed above; IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SAID NOMINEES AND PROPOSALS. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 1999 Annual Report to Shareholders furnished with this Proxy.

                                                Dated:  , 2000

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                           Signature

                                                Signature should agree with name
                                                printed hereon. If stock is held
                                                in the name of more than one
                                                person, EACH joint owner should
                                                sign. Executors, administrators,
                                                trustees, guardians, and
                                                attorneys should indicate the
                                                capacity in which they sign.
                                                Attorneys should submit powers
                                                of attorney.

PLEASE RETURN THIS SIGNED AND DATED PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE